UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2015

(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of Principal Executive Offices)	(Zip Code)
(248) 312-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the course of compiling the 2014 Consolidated Statements of Cash Flows utilizing an enhanced preparation and control process, Flagstar Bancorp, Inc. ("Flagstar" or the "Company") self-identified the need to reclassify the reporting of certain cash flows as coming from operating, financing and investing activities in the Consolidated Statements of Cash Flows for the year ended December 31, 2013 and each of the quarterly periods in the years 2013 and 2014. These reclassifications relate only to the presentation of certain cash flows among the cash flows from operating, financing and investing activities within the Consolidated Statements of Cash Flows and have no impact on the total cash flows for the periods impacted or beginning or ending cash balances for any of these periods.

These reclassifications have no impact on the Consolidated Statements of Financial Condition, Consolidated Statements of Operations or the Consolidated Statements of Comprehensive Income (Loss) or on any of the Company’s key financial ratios, including liquidity measures and regulatory capital.

On March 10, 2015, the Audit Committee of the Board of Directors of the Company, upon consultation with the Company’s independent auditors, determined that, as a result of the reclassification of the presentation of these cash flows within the Consolidated Statements of Cash Flows, the Consolidated Statements of Cash Flows within the financial statements for the periods above should not be relied upon. The Company intends to file its Annual Report on Form 10-K for the year ended December 31, 2014 on March 16, 2015 with a restated Consolidated Statement of Cash Flows for the year ended December 31, 2013 and each of the quarterly periods in the years 2013 and 2014. The Company believes that the financial statements filed in that report can be relied upon.

The primary cause of the reclassifications related to cash flows associated with our commercial loan sales that settled in the first quarter of 2013 and our nonperforming loan sales that occurred throughout 2013 and 2014, which were presented as cash flows provided from operating activities but should have been included in cash flows provided by investing activities. Prior to closing on these transactions, the Company in accordance with GAAP, transferred these assets from loans held-for-investment to loans held-for-sale. Cash flows related to these assets are required to be classified consistent with the original balance sheet classification rather than their classification at the time of sale per ASC 230-45-12.

The Statements of Cash Flows for the year ended December 31, 2013 will be presented as follows in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 ("Form 10-K"):

	For the Year Ended December 31, 2013
	As Reported	As Restated
	(Dollar in thousands)
Net cash used in operating activities	$(195,938)	$(1,561,388)
Net cash provided by investing activities	4,161,975	5,533,593
Net cash used in financing activities	(4,638,325)	(4,644,493)

The Statements of Cash Flows for the three month periods ended March 31, 2013 and 2014, the six month periods ended June 30, 2013 and 2014, and the nine month periods ended September 30, 2013 and 2014 will be presented as follows:

	For the Three Months Ended
	March 31, 2014		March 31, 2013
	As Reported	As Restated	As Reported	As Restated
	(Dollar in thousands)
Net cash (used in) provided by operating activities	$(1,807,631)	$(1,861,547)	$1,415,076	$568,751
Net cash provided by investing activities	1,416,840	1,470,756	820,786	1,667,111
Net cash provided by (used in) financing activities	329,483	329,483	(957,969)	(957,969)

	For the Six Months Ended
	June 30, 2014		June 30, 2013
	As Reported	As Restated	As Reported	As Restated
	(Dollar in thousands)
Net cash (used in) provided by operating activities	$(3,565,783)	$(3,681,249)	$2,022,503	$1,088,936
Net cash provided by investing activities	2,917,258	3,032,723	1,092,304	2,025,871
Net cash provided by (used in) financing activities	570,555	570,556	(1,363,157)	(1,363,157)

	For the Nine Months Ended
	September 30, 2014		September 30, 2013
	As Reported	As Restated	As Reported	As Restated
	(Dollar in thousands)
Net cash (used in) provided by operating activities	$(5,773,707)	$(5,959,311)	$2,831,467	$1,456,609
Net cash provided by investing activities	5,319,628	5,505,233	967,955	2,342,813
Net cash provided by (used in) financing activities	280,414	280,413	(2,201,105)	(2,201,105)

The Company concluded that the control deficiencies related to this matter constituted a material weakness in our internal control over financial reporting. Specifically, the controls over the completeness and accuracy of data and the review of the classification and presentation of cash flows for certain non-routine activities were not designed effectively.

We have implemented and enhanced certain controls and procedures affecting our internal control over financial reporting as they relate to the material weakness identified above. Specifically, we instituted the following:

•
We implemented enhanced controls to ensure completeness and accuracy of data utilized in the compilation of the Statement of Cash Flows to ensure activities are properly classified in the operating, investing or financing sections of the Consolidated Statement of Cash Flows.

•	We have enhanced our review controls to assess and validate activities related to non-routine transactions are properly classified in the Consolidated Statement of Cash Flows.

We believe the actions detailed above, which were implemented prior to the filing of our Form 10-K, should remediate the material weakness in internal control over financial reporting; however, subsequent testing to demonstrate sustainability of the enhanced controls will be required to conclude that the material weakness has been fully remediated.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Press release of Flagstar Bancorp, Inc. dated March 16, 2015

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Flagstar Bancorp, Inc.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements can be found in the Flagstar Bancorp Annual Reports on Form 10-K for the years ended December 31, 2013 and December 31, 2014 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, which will be or have been filed with the Securities and Exchange Commission and will be or are available on the Company’s website (flagstar.com) and on the Securities and Exchange Commission's website (sec.gov). Factors that could cause future results to differ materially from historical performance and these forward-looking statements include, but are not limited to, any adverse effects on our business as a result of the restatement of our Consolidated Statements of Cash Flows for certain prior periods included herein, including potential adverse regulatory consequences, negative publicity and reactions from our stockholders, creditors or others with which we do business, investor litigation, impacts on our stock price and other potential consequences; and our ability to remediate the material weakness in our internal control over financial reporting discussed herein and to implement effective internal control over financial reporting and disclosure controls and procedures in the future and the risk of future misstatements in our financial statements if we do not complete our remediation in a timely manner or if our remediation plan is inadequate. Other than as required under U.S. securities laws, Flagstar Bancorp does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: March 16, 2015	By:	/s/ James K. Ciroli
James K. Ciroli
Executive Vice-President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Flagstar Bancorp, Inc. dated March 16, 2015